Exhibit 21.1
Subsidiaries of Psychiatric Solutions, Inc.

State of
Name	Organization
ABS-First Step, Inc.	Virginia
ABS LINCS DC, LLC	Virginia
ABS LINCS KY, Inc.	Virginia
ABS LINCS, LLC	Virginia
ABS LINCS NJ, Inc.	Virginia
ABS LINCS PA, Inc.	Virginia
ABS LINCS PR, Inc.	Virginia
ABS LINCS SC, Inc.	South Carolina
ABS LINCS TN, Inc.	Virginia
ABS LINCS TX, Inc.	Kentucky
ABS LINCS VA, Inc.	Virginia
ABS LINCS VI, Inc.	Virginia
ABS New Hope, Midlands, Inc.	South Carolina
Alliance Crossings, LLC	Delaware
Alliance Health Center, Inc.	Mississippi
Alternative Behavioral Services, Inc.	Virginia
Atlantic Shores Hospital, LLC	Delaware
Behavioral Educational Services, Inc.	Delaware
Behavioral Healthcare LLC	Delaware

State of
Name	Organization
Benchmark Behavioral Health System, Inc.	Utah
BHC Alhambra Hospital, Inc.	Tennessee
BHC Belmont Pines Hospital, Inc.	Tennessee
BHC Cedar Vista Hospital, Inc.	California
BHC Fairfax Hospital, Inc.	Tennessee
BHC Fort Lauderdale Hospital, Inc.	Tennessee
BHC Fox Run Hospital, Inc.	Tennessee
BHC Fremont Hospital, Inc.	Tennessee
BHC Health Services of Nevada, Inc.	Nevada
BHC Heritage Oaks Hospital, Inc.	Tennessee
BHC Holdings, Inc.	Delaware
BHC Intermountain Hospital, Inc.	Tennessee
BHC Management Services of Louisiana, LLC	Delaware
BHC Management Services of New Mexico, LLC	Delaware
BHC Management Services of Streamwood, LLC	Delaware
BHC Mesilla Valley Hospital, LLC	Delaware
BHC Montevista Hospital, Inc.	Nevada
BHC Newco 2, LLC	Delaware
BHC Newco 3, LLC	Delaware
BHC Newco 4, LLC	Delaware
BHC Newco 5, LLC	Delaware
BHC Newco 6, LLC	Delaware

State of
Name	Organization
BHC Newco 7, LLC	Delaware
BHC Newco 8, LLC	Delaware
BHC Newco 9, LLC	Delaware
BHC Newco 10, LLC	Delaware
BHC Northwest Psychiatric Hospital, LLC	Delaware
BHC of Indiana General Partnership	N/A
BHC Pinnacle Pointe Hospital, Inc.	Tennessee
BHC Properties, LLC	Tennessee
BHC Sierra Vista Hospital, Inc.	Tennessee
BHC Spirit of St. Louis Hospital, Inc.	Tennessee
BHC Streamwood Hospital, Inc.	Tennessee
BHC Windsor Hospital, Inc.	Ohio
Bloomington Meadows, General Partnership	N/A
Brentwood Acquisition, Inc.	Tennessee
Brentwood Acquisition-Shreveport, Inc.	Delaware
Brynn Marr Hospital, Inc.	North Carolina
Calvary Center, Inc.	Delaware
Canyon Ridge Hospital, Inc.	California
Canyon Ridge Real Estate, LLC	Delaware
Cedar Springs Hospital, Inc.	Delaware
Cedar Springs Hospital Real Estate, Inc.	Colorado
Children’s Hospital of Vicksburg, L.L.C.	Louisiana

State of
Name	Organization
Collaborative Care LLC	Tennessee
Columbus Hospital, LLC	Delaware
Columbus Hospital Partners, LLC	Tennessee
Compass Hospital, Inc.	Delaware
CPC/Clinicas Del Este, Inc.	Puerto Rico
Crawford First Education, Inc.	Virginia
Cumberland Hospital, LLC	Virginia
Cypress Creek Real Estate, L.P.	Texas
Diamond Grove Center, LLC	Delaware
FHCHS of Puerto Rico, Inc.	Virginia
First Corrections—Puerto-Rico, Inc.	Virginia
First Hospital Corporation of Nashville	Virginia
First Hospital Corporation of Virginia Beach	Virginia
First Hospital Panamericano, Inc.	Virginia
Fort Lauderdale Hospital, Inc.	Florida
Great Plains Hospital, Inc.	Missouri
Gulf Coast Treatment Center, Inc.	Florida
H. C. Corporation	Alabama
H. C. Partnership	N/A
Havenwyck Hospital Inc.	Michigan
Hickory Trail Hospital, L.P.	Delaware
High Plains Behavioral Health, L.P.	Delaware

State of
Name	Organization
Holly Hill Hospital, LLC	Tennessee
Holly Hill Real Estate, LLC	North Carolina
HSA Hill Crest Corporation	Alabama
HSA of Oklahoma, Inc.	Oklahoma
Indiana Psychiatric Institutes, LLC	Delaware
InfoScriber Corporation	Delaware
Integrated Healthcare Systems Corp.	Puerto Rico
KMI Acquisition, LLC	Delaware
Lakeland Behavioral, LLC	Florida
Laurel Oaks Behavioral Health Center, Inc.	Delaware
Lebanon Hospital Partners, LLC	Tennessee
Liberty Point Behavioral Healthcare, LLC	Delaware
Mesilla Valley Hospital, Inc.	New Mexico
Mesilla Valley Mental Health Associates, Inc.	New Mexico
Michigan Psychiatric Services, Inc.	Michigan
Millwood Hospital, L.P.	Texas
Mission Vista Behavioral Health Services, Inc.	Delaware
Neuro Institute of Austin, L.P.	Texas
North Spring Behavioral Healthcare, Inc.	Tennessee
Northern Indiana Partners, LLC	Tennessee
Palmetto Behavioral Health Holdings, LLC	Delaware
Palmetto Behavioral Health Solutions, L.L.C.	South Carolina

State of
Name	Organization
Palmetto Behavioral Health System, L.L.C.	South Carolina
Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina
Palmetto Pee Dee Behavioral Health, L.L.C.	South Carolina
Panther Acquisition Sub, Inc.	Delaware
Peak Behavioral Health Services, LLC	Delaware
Premier Behavioral Solutions of Florida, Inc.	Delaware
Premier Behavioral Solutions, Inc.	Delaware
Pride Institute, Inc.	Minnesota
PSI Surety, Inc.	South Carolina
Psychiatric Management Resources, Inc.	California
Psychiatric Solutions Hospitals, LLC	Delaware
Psychiatric Solutions of Virginia, Inc.	Tennessee
Ramsay Managed Care, LLC	Delaware
Ramsay Youth Services of Georgia, Inc.	Delaware
Ramsay Youth Services Puerto Rico, Inc.	Puerto Rico
Red Rock Behavioral Health LLC	Delaware
Red Rock Solutions, LLC	Delaware
Riveredge Hospital Holdings, Inc.	Delaware
Riveredge Hospital, Inc.	Illinois
Riveredge Real Estate, Inc.	Illinois
Rolling Hills Hospital, LLC	Tennessee
Samson Properties, LLC	Florida

State of
Name	Organization
Shadow Mountain Behavioral Health System, LLC	Delaware
Somerset, Incorporated	California
SP Behavioral, LLC	Florida
Springfield Hospital, Inc.	Delaware
Summit Oaks Hospital, Inc.	New Jersey
Sunstone Behavioral Health, LLC	Tennessee
TBD Acquisition, LLC	Delaware
TBJ Behavioral Center, LLC	Delaware
Texas Cypress Creek Hospital, L.P.	Texas
Texas Hospital Holdings, Inc.	Delaware
Texas Hospital Holdings, LLC	Texas
Texas Laurel Ridge Hospital, L.P.	Texas
Texas Oaks Psychiatric Hospital, L.P.	Texas
Texas San Marcos Treatment Center, L.P.	Texas
Texas West Oaks Hospital, L.P.	Texas
The Counseling Center of Middle Tennessee, Inc.	Tennessee
The National Deaf Academy, LLC	Florida
The Pines Residential Treatment Center, Inc.	Virginia
Therapeutic School Services, L.L.C.	Oklahoma
Three Rivers Behavioral Health, LLC	South Carolina
Three Rivers Healthcare Group, LLC	South Carolina
Three Rivers SPE Holding, LLC	South Carolina

State of
Name	Organization
Three Rivers SPE, LLC	South Carolina
Three Rivers SPE Manager, Inc.	South Carolina
Transitional Care Ventures, Inc.	Delaware
Tucson Health Systems, Inc.	Delaware
University Behavioral, LLC	Florida
Valle Vista Hospital Partners, LLC	Tennessee
Valle Vista, LLC	Delaware
Wekiva Springs Center, LLC	Delaware
Wellstone Holdings, Inc.	Delaware
Wellstone Regional Hospital Acquisition, LLC	Indiana
West Oaks Real Estate, L.P.	Texas
Willow Springs, LLC	Delaware
Windmoor Healthcare Inc.	Florida
Windmoor Healthcare of Pinellas Park, Inc.	Delaware
Zeus Endeavors, LLC	Florida